Exhibit 99.1

FORM OF LETTER OF TRANSMITTAL

To Tender

Outstanding 9 1/2% Senior Notes due 2012

of

Tronox Worldwide LLC

Tronox Finance Corp.

Pursuant to the Exchange Offer and Prospectus dated                     , 2006

The Exchange Offer and Withdrawal Rights will expire at 5:00 p.m.,

New York City time, on                     , 2006 unless extended (the “Expiration Date”).

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

Citibank, N.A.

By Mail:	By Overnight Courier and Hand Delivery:	By Facsimile: (212) 657-1020

Citibank, N.A. 111 Wall Street, 15th Floor New York, New York 10043	Citibank, N.A. 111 Wall Street, 15th Floor New York, New York 10043	(For Eligible Institutions Only) Confirm By Telephone: (800) 422-2066

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING 9 1/2% SENIOR NOTES DUE 2012 (THE “OLD NOTES”) FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEW 9 1/2% SENIOR NOTES DUE 2012 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The undersigned hereby acknowledges receipt and review of the Prospectus, dated                     , 2006 (the “Prospectus”), of Tronox Worldwide LLC, a Delaware limited liability company (“Tronox LLC”), and Tronox Finance Corp., a Delaware corporation (“Finance Corp.” and together with Tronox LLC, “Tronox”), and this Letter of Transmittal (the “Letter of Transmittal”), which together describe Tronox’s offer (the “Exchange Offer”) to exchange its 9 1/2% Senior Notes due 2012 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of its issued and outstanding 9 1/2% Senior Notes due 2012 (the “Old Notes”). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

Tronox reserves the right, at any time or various times, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. Tronox shall notify the Exchange Agent and each registered holder of the Old Notes of any extension by oral or written notice no later than 9:00 a.m., New York City time, on the business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by a holder of Old Notes if Old Notes are to be forwarded herewith. An Agent’s Message (as defined in the next sentence) is to be used if delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Terms of the Exchange Offer—Procedures for Tendering Old Notes.” The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer (“Book-Entry Confirmation”), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Old Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Tronox may enforce such agreement against such participant. Holders of Old Notes whose Old Notes are not immediately available, or who are unable to deliver their Old Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of Tronox or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety.

SIGNATURES MUST BE PROVIDED.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

1.    The undersigned hereby tenders to Tronox the Old Notes described in the box entitled “Description of Old Notes Tendered” pursuant to Tronox’s offer of $1,000 principal amount at maturity of New Notes in exchange for each $1,000 principal amount at maturity of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

2.    The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by Tronox to be necessary or desirable to complete the tender of Old Notes.

3.    The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and Tronox as to the terms and conditions set forth in the Prospectus.

4.    The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corp., SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5, 1991) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from Tronox to resell pursuant to Rule 144A or any other available exemption under the Securities Act, and any such holder that is an “affiliate” of Tronox within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes.

5.    Unless the box under the heading “Special Registration Instructions” is checked, the undersigned hereby represents and warrants that:

a.  the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

b.  neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such New Notes;

c.  neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes; and

d.  neither the holder nor any such other person is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act, of Tronox.

6.    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

7.    Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

8.    Unless otherwise indicated herein under “Special Delivery Instructions,” please issue the certificates for the New Notes in the name of the undersigned.

List below the Old Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Old Notes (Please Fill In, If Blank)	Outstanding Note(s) Tendered
	Registered Number(s)*	Aggregate Principal Amount Represented by Outstanding Note(s)	Principal Amount Tendered**

  *  Need not be completed by book-entry holders.

**  Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in integral multiples of $1,000.

METHOD OF DELIVERY

☐	Check here if tendered Old Notes are enclosed herewith.

☐	Check here if tendered Old Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with a Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

Account Number:                                                                 Transaction Code Number:

☐	Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that guaranteed delivery:

Account Number (if delivered by book-entry transfer):

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue New Notes and/or Old Notes to:

Name
(Type or Print)

Address

(Including Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

Credit Unexchanged Old Notes

Delivered by Book-Entry Transfer

to the Book-Entry Transfer Facility

Set Forth Below:

Book-Entry Transfer Facility Account Number:

SPECIAL REGISTRATION INSTRUCTIONS

To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Old Notes in the shelf registration statement described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above (See Item 6).

☐	By checking this box, the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 5 above, (ii) elects to have its Old Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 5 and 6)

To be completed ONLY if the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail  ☐  Issue  ☐  (check appropriate boxes)

Name
(Type or Print)

Address

(Including Zip Code)

(Tax Identification or Social Security Number)

SPECIAL BROKER-DEALER INSTRUCTIONS

☐ Check here if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

Name (Please Print)

Address

(Including Zip Code)

IMPORTANT

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

(Complete Accompanying Substitute Form W-9)

Signature(s) of Registered Holder(s) of Old Notes:

Dated:

(The above lines must be signed by the registered holder(s) of Old Notes as name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by Tronox, submit evidence satisfactory to Tronox of such person’s authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s)

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SIGNATURE GUARANTEE (SEE INSTRUCTION 5)

CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

(Name of Eligible Institution Guaranteeing Signature(s))

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    Delivery of This Letter of Transmittal and Old Notes or Book-Entry Confirmations.

All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at the Book-Entry Transfer Facility of Old Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent’s Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to Tronox.

2.    Guaranteed Delivery Procedures.

Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent’s Message, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message and Notice of Guaranteed Delivery from an Eligible Institution (defined as a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act) setting forth the name and address of the tendering holder, the name(s) in which the Old Notes are registered, the certificate number(s) and the principal amount of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, such properly completed and executed Letter of Transmittal or facsimile transmission thereof by the Eligible Institution, such Old Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent’s account at DTC), will be delivered by such Eligible Institution together with any other required documents to the Exchange Agent. Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), Tronox may, at its option, reject the tender.

Any holder of Old Notes who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above. See “The Exchange Offer—Terms of the Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus.

3.    Tender by Holder.

Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

4.    Partial Tenders.

Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the appropriate column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

5.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Old Notes.

If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Tronox, evidence satisfactory to Tronox of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes and signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. All signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

6.    Special Registration and Delivery Instructions.

Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7.    Taxpayer Identification Number

Federal income tax law requires that a holder of any Old Notes that are accepted for exchange must provide Tronox (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual is his or her social security number. If Tronox is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed “Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9” for information on which TIN to report.

Tronox reserves the right in its sole discretion to take whatever steps necessary to comply with its obligations regarding backup withholding.

8.    Validity of Tenders.

All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by Tronox, in its sole discretion, which determination will be final and binding. Tronox reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for Tronox, be unlawful. Tronox also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Old Notes. Tronox’s interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as Tronox shall determine. Although Tronox intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither Tronox, the Exchange Agent nor any other person shall be under any duty to give notification of any defects or irregularities in tenders and no such party shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

9.    Waiver of Conditions.

Tronox reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

10.    No Conditional Tender.

No alternative, conditional, irregular or contingent tender of Old Notes on transmittal of this Letter of Transmittal will be accepted.

11.    Mutilated, Lost, Stolen or Destroyed Old Notes.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12.    Request for Assistance or Additional Copies.

Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13.    Withdrawal.

Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer—Terms of the Exchange Offer—Withdrawal of Tenders.”

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with the Old Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the Notice of Guaranteed Delivery must be received by the Exchange Agent, prior to the Expiration Date.

SUBSTITUTE FORMW-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Name

Business Name

Please check appropriate box

☐  Individual/Sole Proprietor

☐  Corporation

☐  Partnership

☐  Other

Address

City, State, Zip Code

Part I—Social Security Number OR
Employer Identification Number

(If awaiting TIN, write “Applied For”)

Part II—For Payees exempt from backup
withholding, see the enclosed Guidelines
for Certification of Taxpayer
Identification Number on Substitute Form
W-9, check the Exempt box below, and
complete the Substitute Form W-9.
Exempt  ☐

Part III
Awaiting TIN  ☐
Please complete the Certificate of
Awaiting Taxpayer Identification Number
below.

Certification—Underpenalties of perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9).
	SIGNATURE:	DATE:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

WROTE “APPLIED FOR” IN PART I OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future.

SIGNATURE:	DATE:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of:	For this type of account:	Give the EMPLOYER IDENTIFICATION number of:

1.	The individual’s account	The individual	6. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)	7. Corporate or LLC electing corporate status on IRS Form 8832 or multi-member LLC	The corporation or LLC

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Partnership	The partnership

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)	10. A broker or registered nominee	The broker or nominee

			11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name. You may also enter your business or “doing business as” name. You may use either your social security number or, if you have one, your employer identification number.
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security Number, your taxpayer identification number is your individual taxpayer identification number (“ITIN”) as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security Number would otherwise be entered. If you do not have an ITIN, see “Obtaining a Number” below.

Obtaining a Number

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. You may also obtain Form SS-4 by calling the IRS at 1-800-TAX-FORM.

If you do not have a TIN, but have applied for one, write “Applied for” in the space for the TIN, check the box in Part III of the Substitute Form W-9, sign and date the form and return it to the Exchange Agent.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

•	The United States or any wholly-owned agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States or any political subdivision or wholly-owned agency or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any wholly-owned agency or instrumentality thereof.

•	An international organization or any wholly-owned agency or instrumentality thereof.

Payee specifically exempted from backup withholding on interest and dividend payments include the following:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a) of the Code.

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947 of the Code.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A foreign central bank issue.

•	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THE FORM W-9 WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. CHECK THE “EXEMPT” BOX IN PART II OF THE SUBSTITUTE FORM W-9 AND RETURN IT TO THE EXCHANGE AGENT.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, 6050N of the Code and the Treasury Regulations thereunder.

Privacy Act Notice.—Section 6109 of the Code requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold the withholding amount on payments of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for failure to furnish taxpayer identification number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil penalty for false information with respect to withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal penalty for falsifying information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information contact your tax consultant or the Internal Revenue Service